BlackRock MQE Investors
--------------------------------------------------------------------------------
Annual Report
December 31, 1998

BlackRock MQE Investors
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets

Repurchase agreement dated 12/31/98 with State Street Bank and Trust,  Co., 4.5%
     due 01/04/99, collateralized by $390,000 United States Treasury Notes, 4.0%
     due 10/31/00 (market value $388,050)
     (repurchase proceeds $378,189) (cost $378,000)                                $   378,000
Cash (including cash held in foreign banks of $4,463)                                    5,321
                                                                                   -----------
     Total assets                                                                      383,321
                                                                                   -----------

Liabilities

Accrued expenses                                                                        38,456
                                                                                   -----------
     Total liabilities                                                                  38,456
                                                                                   -----------
Net Investment Assets                                                              $   344,865
                                                                                   ===========
Net assets were comprised of:
     Common units of beneficial interest, at par (Note 5)                          $       466
     Preferred units (100 units issued and outstanding) at par (Note 5)                 50,000
                                                                                   -----------
                                                                                        50,466
     Accumulated net investment income                                               2,582,934
     Accumulated net realized loss                                                  (2,288,518)
     Depreciation on foreign currency                                                      (17)
                                                                                   -----------
     Total net investment assets                                                   $   344,865
                                                                                   ===========
     Net assets applicable to common unitholders                                   $   294,865
                                                                                   ===========
Net asset value per common unit ($294,865 divided by 46,580
     common units issued and outstanding)                                          $      6.33
                                                                                   ===========
Total units outstanding at end of year                                                  46,580
                                                                                   ===========


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See Notes to Financial Statements.

BlackRock MQE Investors
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Loss

Investment income  (net of interest expense of $5,000)                $  24,648
                                                                      ---------
Expenses
     Organization expenses (Note 1)                                      84,330
     Professional services                                               51,821
     Administration/Custody/Transfer Agent                               24,800
     Directors                                                           10,330
                                                                      ---------
     Total expenses                                                     171,281
                                                                      ---------
     Net investment loss                                               (146,633)
                                                                      ---------

Realized and Unrealized Gain (Loss) on
     Foreign Currency (Note 1)

Net realized gain on foreign currency                                        45

Net change in unrealized depreciation on foreign currency                   (40)
                                                                      ---------

     Net realized and unrealized gain                                         5
                                                                      ---------
Net Decrease In Net Assets
     Resulting from Operations                                        $(146,628)
                                                                      =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock MQE Investors
Statement of Cash Flows
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Increase (Decrease) in Cash

Cash flows used for operating activities:
          Interest received, net                                      $  24,754
          Expenses paid                                                (649,124)
                                                                      ---------
          Net cash flows used for operating activities                 (624,370)
                                                                      ---------
Cash flows provided by investing activities:
          Sale of repurchase agreements, net                            622,000
                                                                      ---------
          Net cash flows provided by investing activities               622,000
                                                                      ---------
Net decrease in cash                                                     (2,370)

Cash, beginning of year                                                   7,691
                                                                      ---------
Cash, end of year                                                     $   5,321
                                                                      =========

Reconciliation of Net Decrease in Net
         Assets Resulting from Operations
         to Net Cash Flows Used For
         Operating Activities

Net decrease in net assets resulting from operations                  $(146,628)
                                                                      ---------
Net unrealized appreciation                                                 (40)
Decrease in accrued expenses and other liabilities                     (504,111)
Decrease in prepaid and other assets                                     26,409
                                                                      ---------
          Total adjustments                                            (477,742)
                                                                      ---------
Net cash flows used for operating activities                          $(624,370)
                                                                      =========


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See Notes to Financial Statements.

BlackRock MQE Investors
Statements of Changes in Net Assets
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
                                                           For the Year Ended      For the Year Ended
                                                            December 31, 1998      December 31, 1997
                                                            -----------------      -----------------
Increase (Decrease) in Net Assets

Operations:

     Net investment income (loss)                              $   (146,633)         $ 17,878,447
     Net realized gain (loss)                                            45            (2,288,563)
     Net change in unrealized appreciation (depreciation)               (40)            1,604,630
                                                               ------------          ------------

     Net increase (decrease) in net assets resulting
          from operations                                          (146,628)           17,194,514
                                                               ------------          ------------

Dividends and distributions to common unitholders from:

     Net investment income                                               --           (15,883,335)
     Return of capital                                                   --           (46,579,534)
                                                               ------------          ------------

     Total dividends and distributions to common unitholders             --           (62,462,869)
                                                               ------------          ------------


     Net decrease                                                  (146,628)          (45,268,355)

Net Investment Assets

Beginning of year                                                   491,493            45,759,848
                                                               ------------          ------------

End of year                                                    $    344,865          $    491,493
                                                               ============          ============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

BlackRock MQE Investors
Statements of Financial Highlights
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
                                                                       For the Year           For the Year       November 1, 1996*
                                                                           Ended                 Ended                Through
                                                                     December 31, 1998     December 31, 1997     December 31, 1996
                                                                     -----------------     -----------------     -----------------
PER COMMON UNIT OPERATING
     PERFORMANCE:

Net asset value, beginning of period                                     $     9.48            $   981.32            $ 1,000.00
                                                                         ----------            ----------            ----------
     Net investment income (loss) (a)                                         (3.15)               383.82                 15.77
     Net realized and unrealized loss (a)                                        --                (14.68)               (34.45)
                                                                         ----------            ----------            ----------
     Net increase (decrease) from investment operations                       (3.15)               369.14                (18.68)
                                                                         ----------            ----------            ----------

     Less dividends and distributions to common unitholders:
          Net investment income                                                  --               (340.99)                   --
          Return of capital                                                      --               (999.99)                   --
                                                                         ----------            ----------            ----------
     Net decrease from distributions to common unitholders                       --             (1,340.98)                   --
                                                                         ----------            ----------            ----------

Net asset value, end of period                                           $     6.33            $     9.48            $   981.32
                                                                         ==========            ==========            ==========

TOTAL INVESTMENT RETURN (b)                                                  (33.23)%               37.61%                (1.87)%

RATIOS TO AVERAGE NET ASSETS (c):
Expenses                                                                      49.05%                 1.25%                 1.33%(d)
Net investment income                                                        (41.99)%               39.00%                 9.46%(d)

SUPPLEMENTAL DATA:
Average net assets of common unitholders (in thousands)                  $      349            $   45,845            $   46,580
Portfolio turnover                                                                0%                    0%                    0%
Net assets of common unitholders, end of period (in thousands)           $      295            $      441            $   45,710
Asset coverage per preferred unit, end of period (in thousands)          $        3            $        5            $      458
Preferred units outstanding (in thousands)                               $       50            $       50            $       50

--------------------------------------------------------------------------------
(a)   Calculated based on average units.
(b) Total investment return is calculated assuming a purchase of a common units of beneficial interest at net asset value per unit on the first day and a sale at net asset value per unit on the last day of the period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per unit on the payment date. Total investment return for periods of less than one full year are not annualized.
(c) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred units relative to average net assets of common unitholders.
(d)   Annualized.

      Contained above is the audited operating performance based on an average unit of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements.

*     Commencement of investment operations.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

BlackRock MQE Investors
Notes to Financial Statements
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Note 1.     Organization and Accounting Policies

      BlackRock MQE Investors (the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Trust is treated as a partnership for federal income tax purposes. The Units of the Trust are offered to investors in BlackRock Fund Investors I, II, and III (the "Funds") and to other institutional and other qualified investors. The Preferred Units were offered only to Accredited Investors.

      The Trust was organized to invest in subordinated debentures and working capital financing (the "Subordinated Debt"), of Annington Finance No. 3 Limited or its affiliates ("Annington Finance"), warrants ("the Warrants") exercisable for common stock of Annington Homes Limited or its affiliates (together with its affiliates "Annington") and other securities issued in respect of such securities. The Annington companies have been organized to acquire the Married Quarters Estate ("MQE") from the United Kingdom Ministry of Defense in a complex transaction.

      The following is a summary of significant accounting policies followed by the Trust.

      Investment Valuation: Regarding the Trust's assets for which market quotations are not readily available, the Trust values such investments at estimated fair value which is generally defined as the amount for which the investment or asset could be sold in an orderly disposition over a reasonable period of time taking into account the nature of the investment or the asset.

      In determining estimated fair value, the Trust considers all factors that reasonably appear to be relevant including, but not limited to, (i) the type of investment or asset, (ii) maturity and duration, (iii) liquidity, (iv) size of holding, (v) market value of the same or similar investments or assets that are readily marketable, (vi) reports by analysts or appraisers, and (vii) information as to recent transactions in the same or similar investments or assets.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Forward Currency Contracts: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized gain or loss from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.

      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing the warrants held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the fund.

      There were no forward currency contracts open at December 31, 1998.

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The Trust isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

      The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the British Sterling relative to the US dollar.

      The exchange rate for the British Pound at December 31, 1998 was US$1.00 to UK(pounds)0.6019.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method.

Distributions: The Trust makes distributions from net investment income, from realized capital gains and from paid-in capital. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: A total of $110,000 was incurred in connection with the organization of the Trust. The amortization of these costs was accelerated in 1998, bringing the balance to zero.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2.  Investments

      In November of 1996, the Trust purchased Subordinated Debt and Warrants of Annington Finance and Annington Homes Limited ("AHL") for $45,372,600 and $1,112,366, respectively. Each Warrant is convertible into one share of common stock at a subscription price of $6,350 per share. At December 31, 1998, BlackRock Financial Management, Inc., in accordance with the Trust's Investment Valuation policies regarding investments for which market quotations are not readily available, have valued the Warrants at $0. BlackRock Financial Management, Inc., the advisor to MQE ("Advisor"), is pursuing the sale of the Warrants in accordance with an orderly plan of liquidation of the Funds approved by the Funds' Board of Trustees.

Note 3.  Portfolio Securities

      For the year ended December 31, 1998, there were no purchases or sales of investment securities, other than short-term investments. The federal income tax basis of the investments at December 31, 1998 was substantially the same as the basis for financial reporting.

Note 4.  Agreements

      Pursuant to the Declaration of Trust ("DOT") the Trust will pay BlackRock Financial Management, Inc., Manager of the Trust, a 1.00% allocation of all Capital Contributions, on an annualized basis, subject to certain criteria as defined in the DOT.

      The Trust has also entered into an agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee of $20,000 in exchange for Administration, Custody and Transfer Agent services.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

      Trustees of the Trust, who are not interested parties, are paid a fee for their services in the amount of $6,000 each on an annual basis plus meeting fees of $1,000 per meeting, telephonic meeting fees of $125 per meeting and certain out-of-pocket expenses.

Note 5. Capital

      The Trust has obtained capital commitments from unitholders in the form of subscription agreements. When notified by the Trust, in accordance with the DOT, the unitholders shall make capital contributions as are required to satisfy their outstanding capital commitments. The Trust must give fourteen days advance notice before contributions are due. As of December 31, 1997, all of the capital commitments from investors had been called and received. As of December 31, 1998, only the par value was outstanding.

      There are 100 million common units of $.01 par value authorized and there are 200 preferred units of $.01 par value authorized. The preferred units have a liquidation value of $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid when, as and if declared by the Trustees, at an annual rate of 10%.

      The holders of preferred units have voting rights equal to the holder of common units (one vote per unit) and will vote together with holders of units of common stock as a single class. However, holders of preferred units are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred units, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred units, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                             BlackRock MQE Investors
                         Report of Independent Auditors


The Shareholders and Board of Trustees of BlackRock MQE Investors:


We have audited the accompanying statement of assets and liabilities of BlackRock MQE Investors as of December 31, 1998 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997 and the statements of financial highlights for the years ended 1998, 1997 and for the period November 1, 1996 (commencement of investment operations) to December 31, 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock MQE Investors as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for the years ended December 31, 1998 and 1997, and its financial highlights for the years ended December 31, 1998 and 1997, and for the period November 1, 1996 (commencement of investment operations) to December 31, 1996 in conformity with generally accepted accounting principles.



New York, New York
February 23, 1999

Trustees

Laurence D. Fink, Chairman
Donald G. Drapkin
Kendrick R. Wilson, III

Officers

Ralph L. Schlosstein, President
Wesley R. Edens, Chief Operating Officer
Robert I. Kauffman, Managing Director
Randal A. Nardone, Managing Director
Erik P. Nygaard, Managing Director
Henry Gabbay, Treasurer
Susan L. Wagner, Secretary
James Kong, Assistant Treasurer

Master Administrator

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022






This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BlackRock MQE Investors
Two Heritage Drive
North Quincy, MA  02171